Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement [ ]	Confidential, for use of the Commission only(as permitted by Rule 14a-6(e) (2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

ULTIMUS MANAGERS TRUST
(Name of Registrant as Specified in Its Charter)

(Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

APEXcm Small/Mid-Cap Growth Fund

A series of the

Ultimus Managers Trust

August [__], 2016

Important Proxy Materials
PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the APEXcm Small/Mid-Cap Growth Fund (the “Fund”), a series of shares of the Ultimus Managers Trust (the “Trust”), to be held at [_____________], Eastern time, on [_____________], 2016 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve a new investment advisory agreement on behalf of the Fund.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided, voting by telephone or voting through the Internet at your earliest convenience.

The reason for the meeting is that Apex Capital Management, Inc. (“Apex”), who served as investment adviser to the Fund since the Fund’s inception, was acquired on June 1, 2016 in a transaction (the “Transaction”) by Fiera US Holding Inc. (“Fiera Holding”), a wholly-owned subsidiary of Fiera Capital Corporation. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between Apex and the Trust. In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) met and approved an interim investment advisory agreement between Fiera Capital Inc. (a wholly-owned subsidiary of Fiera Holding) (“Fiera Capital”)  (as successor to Apex) and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Fiera Capital and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”). Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Investment Advisory agreement is approved by the shareholders of the Fund. Therefore, the Board of Trustees is submitting the New Advisory Agreement to a vote of the shareholders of the Fund.

Fiera Capital was founded in 1972 and is a subsidiary of Fiera Holding and part of Fiera Capital Corporation, a publically traded Canadian investment management firm whose stock is traded on the Toronto Stock Exchange (FSZ:CN). Fiera Capital provides investment management services for U.S. clients to separately managed accounts in addition to providing administrative, investment advisory or subadvisory and research services to certain private investment funds and another registered investment company. Fiera Capital does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement. The portfolio management team under Apex, and now under Fiera Capital, has remained intact and in place and is expected to continue to manage the Fund using the same investment objective and strategies that have been employed for years by Apex.

The Board of Trustees has approved the New Investment Advisory Agreement and recommends that you vote “FOR” the New Investment Advisory Agreement.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than [_____________], 2016.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the proxy statement and have the enclosed proxy card at hand	1) Read the proxy statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card	2) Go to the website that appears on the enclosed proxy card
3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions	3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call [INSERT NUMBER].

Sincerely,

David R. Carson
President

APEXcm Small/Mid-Cap Growth Fund
A series of the

Ultimus Managers Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT [_____________], EASTERN TIME, ON [_____________], 2016. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.[____].COM OR BY CALLING THE FUND, TOLL-FREE IN THE U.S., AT [__________]

To the Shareholders of the APEXcm Small/Mid-Cap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the APEXcm Small/Mid-Cap Growth Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”) will be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at [_____________], Eastern time, on [_____________], 2016. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Inc.

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the new investment advisory agreement will be brought before the Meeting.

Shareholders of record as of the close of business on [_____________], 2016 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

Bo J. Howell
Secretary
Ultimus Managers Trust
Dated: August [__], 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:  What is happening? Why did I get this package of materials?

A:  The APEXcm Small/Mid-Cap Growth Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), is conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at [_____________], Eastern Time, on [_____________], 2016.

Q:  What am I being asked to vote on?

A:  You are being asked to approve the following proposal: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Fiera Capital Inc. (“Fiera Capital”) (the “Proposal”); and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q:  Why am I being asked to vote on the New Advisory Agreement?

A:  You are being asked to vote on the New Advisory Agreement because Apex Capital Management, Inc. (“Apex”), the original investment adviser to the Fund, which served as investment adviser to the Fund from the Fund’s inception until June 1, 2016, was acquired on June 1, 2016 in a transaction (the “Transaction”) whereby Fiera US Holding Inc. (“Fiera Holding”) acquired 100% of the equity of Apex and merged the operations of Apex into its wholly-owned subsidiary, Fiera Capital. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between Apex and the Trust (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) met on April 25-26, 2016 and, after careful consideration, approved an interim investment advisory agreement between Fiera Capital (as successor to Apex) and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. In addition, the Board, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

Q:  Does the Board recommend that shareholders vote to approve the New Advisory Agreement?

A:  Yes. The Board unanimously recommends that the shareholders of the Fund vote to approve the New Advisory Agreement. The various factors the Board considered in making this determination are described in the Proxy Statement.

Q:  Who is Feira Capital Inc.?

A:  Fiera Capital was founded in 1972 and its principal office is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital is registered with the U.S. Securities and Exchange Commission. Fiera Capital provides investment management services to separately managed accounts for U.S. high net worth individuals, foundations, institutional clients, private investment funds and another registered investment company. As of January 31, 2016, Fiera Capital managed approximately $10,643,017,516 on a discretionary basis and $75,179,337 on a non-discretionary basis on behalf of approximately 644 clients with approximately 1534 separate accounts.

Fiera Capital is a wholly owned subsidiary of Fiera Holding, with its principal office located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Holding in turn is a wholly owned subsidiary of Fiera Capital Corporation (“Fiera”), a publically traded Canadian investment management firm whose stock is traded on the Toronto Stock Exchange (FSZ:CN).

Q:  When would the New Advisory Agreement take effect?

A:  If approved by shareholders of the Fund, the New Advisory Agreement would take effect immediately.

Q:  Will the Transaction affect the operation of the Fund?

A:  Fiera Capital does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement.

Q:  Will the Fund’s investment objective or principal investment strategies change under the New Advisory Agreement?

A:  No. The Fund’s investment objective and principal investment strategies are expected to remain the same under the New Advisory Agreement as they were under the Original Advisory Agreement and the Interim Advisory Agreement.

Q:  Will the Fund’s name change?

A:  No. For marketing and branding purposes with respect to the Fund, Fiera Capital expects to use the name Apex Capital Management for a period of time. As such, the Fund’s name will remain APEXcm Small/Mid-Cap Growth Fund.

Q:  How will the approval of the New Advisory Agreement change the investment management team of the Fund?

A:  The portfolio management team under Apex, the original investment adviser, and now under Fiera Capital, has remained intact and in place since the closing of the Transaction and is expected to continue to manage the Fund under the Interim Advisory Agreement and the New Advisory Agreement, if approved by the shareholders of the Fund, using the same investment objective and strategies that have been employed by Apex to manage the Fund since the Fund’s inception. Thus, it is contemplated that the Fund will continue to be managed by Nitin N. Kumbhani, who has been responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception, under the New Advisory Agreement.

Q:   How does the New Advisory Agreement differ from the Original Advisory Agreement?

A:  The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date; and

2)	An update to reflect the Fund’s investment adviser as Fiera Capital Inc.

Q:  Will the approval of the New Advisory Agreement change the total fees payable under the Original Advisory Agreement?

A:  No. The total fees, including fee reductions and expense reimbursements, payable to Fiera Capital under the New Advisory Agreement will be the same as the fees paid Apex under the Original Advisory Agreement.

Q:  Who is eligible to vote?

A:  Shareholders of record at the close of business on [_____________], 2016 are entitled to be present and to vote at the Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q:  How do I ensure that my vote is accurately recorded?

A:  You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q:  May I revoke my proxy?

A:  You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  What will happen if there are not enough votes to have the Meeting?

A:  It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than [______], 2016 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or the Adviser [or a proxy solicitor], who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:  What happens if the Proposal is not approved?

A:  If the shareholders of the Fund do not approve the New Advisory Agreement, the Proposal will not take effect. In the event the Proposal does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund.

Q:  Who will pay for the proxy solicitation?

A:  Fiera Capital has agreed to pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Fund will not bear any of these costs.

Q:  Whom should I call for additional information about the Proxy Statement?

A:  If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call [_______________].

APEXcm Small/Mid-Cap Growth Fund
A series of the

Ultimus Managers Trust

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on [___________], 2016

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Ultimus Managers Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the APEXcm Small/Mid-Cap Growth Fund (the “Fund”), a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement and form of proxy are being first mailed to shareholders on or about [_____________], 2016.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Fiera Capital Inc. (“Fiera Capital”) as a result of the closing of a transaction (the “Transaction”) whereby Fiera US Holding Inc. (“Fiera Holding”) acquired 100% of the equity of Apex Capital Management, Inc., the original investment adviser to the Fund (“Apex”), and merged the operations of Apex into Fiera Capital (which is a wholly-owned subsidiary of Fiera Holding).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained [_______________] to solicit proxies for the Meeting. [_______________] is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $[________], and will be paid by Fiera Capital.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Fiera Capital has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL:	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND FIERA CAPITAL INC.

Background. Apex Capital Management, Inc. (Apex), the Fund’s original investment advisor, provided investment advisory services to the Fund pursuant to an investment advisory agreement that become effective upon the commencement and launch of the Fund on June 29, 2012 (the “Original Advisory Agreement”) and continued until June 1, 2016. The Original Advisory Agreement was approved by shareholders of the Fund on June 29, 2012. The Original Advisory Agreement was last approved and renewed by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on April 25-26, 2016 (the “April Board Meeting”).

On February 29, 2016, Apex entered into a Sale and Purchase Agreement with Fiera Capital, Fiera Holding et al. (the “Purchase Agreement”). Under the terms of the Purchase Agreement, Fiera Holding acquired 100% of the equity of Apex and merged the operations of Apex into Fiera Capital (the “Transaction”). The Transaction closed on June 1, 2016. The Fund’s original portfolio management team, including Nitin N. Kumbhani, has remained intact and in place since the closing of the Transaction and continues to manage the Fund. For marketing and branding purposes with respect to the Fund, Fiera Capital expects to use the name Apex Capital Management for a period of time. Thus, the Fund’s name is not currently expected to change.

Under the Original Advisory Agreement, Apex received from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 1.00% of the average daily net assets of the Fund. Apex also contractually agreed under an expense limitation agreement between the Trust, on behalf of the Fund, and Apex (the “Original ELA”) to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. The net aggregate management fee paid to Apex by the Fund for the fiscal year ended May 31, 2016 was [_________].

Assignment and Termination of the Original Advisory Agreement. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law and resulted in the automatic termination of the Original Advisory Agreement on June 1, 2016.

Interim Advisory Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at the April Board Meeting, and after careful consideration, approved an interim investment advisory agreement between Fiera Capital (as successor to Apex) and the Trust, on behalf of the Fund, (the “Interim Advisory Agreement”) that became effective on June 1, 2016, the day of the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Original Advisory Agreement, with the following exceptions:

(1)	An update to reflect that the investment adviser to the Fund is Fiera Capital;
(2)	The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150 day period”) or upon the date the New Advisory Agreement between the Trust, on behalf of the Fund, and Fiera Capital is approved by the shareholders of the Fund;
(3)	The compensation under the Interim Advisory Agreement is no greater than the compensation the investment adviser would have received under the Original Advisory Agreement;
(4)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Fiera Capital;
(5)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;
(6)	If shareholders approve the New Advisory Agreement with Fiera Capital by the end of the 150 day period, Fiera Capital will be paid the entire amount in the escrow account (including the interest earned) or (ii) if shareholders of the Fund do not approve the New Advisory Agreement with Fiera Capital by the end of the 150 period, then Fiera Capital will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and
(7)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the April Board Meeting, the Board of Trustees approved a new expense limitation agreement (the “New ELA”) between Fiera Capital and the Trust, on behalf of the Fund. The New ELA became effective at the closing of the Transaction, and its terms are substantially similar to the terms of the Original ELA. The Original ELA was set to expire on October 1, 2017; however, by its terms it expired upon the termination of the Original Advisory Agreement.

Under the New ELA, Fiera Capital has agreed to reduce its fees payable under the Interim Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Fee reductions and expense reimbursements by Fiera Capital are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.  Prior to its termination, the New ELA may be modified or terminated only with the approval of the Board of Trustees.

New Advisory Agreement. Also at the April Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years; and

2)	An update to reflect that the investment adviser to the Fund is Fiera Capital Inc.

The terms of the New Advisory Agreement are also substantially similar to those of the Interim Advisory Agreement except for the changes described above and the various provisions included in the Interim Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Fiera Capital. Similar to the terms under the Original Advisory Agreement, the terms of the New Advisory Agreement provide that Fiera Capital, as investment adviser to the Fund, will manage the investment and reinvestment of assets of the Fund; continuously review, supervise, and administer the investment program of the Fund; determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; provide the Trust and the Fund with records concerning Fiera Capital’s activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; render regular reports to the Trust’s Trustees and officers concerning Fiera Capital’s discharge of the foregoing responsibilities; and perform such other services as agreed by Fiera Capital and the Trust from time to time. Under the New Advisory Agreement, Fiera Capital will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 1.00% of the average daily net assets of the Fund, which is the same as the management fee payable under the Original Advisory Agreement.

The New Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Advisory Agreement, under the terms of the New Advisory Agreement, the Board, the Fund’s shareholders, or Fiera Capital may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement provides that Fiera Capital shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Advisory Agreement.

The New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

In the event the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment adviser or possibly closing the Fund.

Certain Conditions Under the Investment Company Act. Under the terms of the Purchase Agreement, the principals and certain officers of Apex received compensation as part of the Transaction. Section 15(f) of the Investment Company Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with a transaction involving the assignment of an investment advisory agreement if two conditions are satisfied.

The first condition is that, an “unfair burden” must not be imposed upon the Fund as a result of the Transaction. The term “unfair burden” includes any arrangement, during the two-year period immediately after the assignment, whereby Fiera Capital (or its successors), or any interested person of Fiera Capital, receives or is entitled to receive any compensation directly or indirectly from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of the Fund’s assets (other than fees for bona fide principal underwriting services).

The second condition is that, during the three-year period immediately after the assignment, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The current constitution of the Board satisfies the foregoing condition.

Expense Limitation Agreement.  In addition, at the April Board Meeting, the Board approved a New ELA between Fiera Capital and the Trust, on behalf of the Fund. The New ELA became effective when the Interim Advisory Agreement became effective, and the New ELA’s terms are substantially similar to the terms of the Original ELA; the New ELA will expire on October 1, 2017.  As discussed above, the Original ELA was set to expire on October 1, 2017; however, by its terms it expired upon the termination of the Original Advisory Agreement.

Similar to the Original ELA, under the New ELA, Fiera Capital has agreed to reduce its fees payable under the New Investment Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Fee reductions and expense reimbursements by Fiera Capital are subject to monthly repayment by the Fund for a period of three years after such fees and expenses were incurred, but only if the operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.05% of the Fund’s average daily net assets. Furthermore, the amount of repayment in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.05% of the Fund’s average daily net assets. It is expected that the New ELA will continue in effect until October 1, 2017 and from year to year thereafter provided such continuance is approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the agreement, as defined in the Investment Company Act; and (ii) have no direct or indirect financial interest in the operation of the agreement (the “Non-Interested Trustees”); provided, however, that the Trust and Fiera Capital may terminate the New ELA at the end of the then-current term upon not less than 90 days’ notice to the Trust; and provided further that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The New ELA automatically terminates if the New Advisory Agreement is terminated.

The New ELA is attached to this Proxy Statement as Exhibit B.  The descriptions of the New ELA set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit B.

Information Concerning Fiera Capital. Fiera Capital was founded in 1972 and is a Delaware corporation having a principal office at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital is registered with the U.S. Securities and Exchange Commission. Fiera Capital provides investment management services to separately managed accounts for U.S. high net worth individuals, foundations, institutional clients, private investment funds and another registered investment company (the “Other Fund”). The Other Fund follows a strategy of investing in fixed income securities and currency related strategies, which is different from the Fund’s investment strategy. As of January 31, 2016, Fiera Capital managed approximately $10.6B on a discretionary basis and $75.2M on a non-discretionary basis on behalf of approximately 644 clients with approximately 1534 separate accounts.

Fiera Capital is a wholly owned subsidiary of Fiera Fiera Holding, a Delaware corporation having a principal office at [375 Park Avenue, 8th Floor, New York, New York 10152]. Fiera Holding in turn is a wholly owned subsidiary of Fiera Capital Corporation (“Fiera”), a publically traded Canadian investment management firm whose stock is traded on the Toronto Stock Exchange (FSZ:CN). Fiera’s principal office is at 1501 McGill College Avenue, Suite 800, Montreal, QC H3A 3M8 Canada. Founded in 2003, Fiera has [nine] offices across North America and had CAD$[98 billion] in assets under management as of December 31, 2015.

Evaluation by the Board of Trustees. At the April Board Meeting, Apex presented the terms of the Transaction, including a copy of the Purchase Agreement. In addition, at the April Board Meeting, the Board of Trustees requested and received such other information from Apex and Fiera Capital regarding Apex, Fiera Capital and Fiera as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction. The Board of Trustees discussed these matters with Apex, including, without limitation, the potential benefits from the Transaction for the Fund, such as benefits from Fiera Capital’s resources, relationships and experience in investment management. The Board of Trustees also discussed with both Apex and Fiera Capital the plans for the operation of the Fund after the Transaction. As part of the discussion, both Apex and Fiera Capital noted that they did not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement. Apex and Fiera Capital further noted no changes were anticipated in the portfolio management team or investment approach as a result of the Transaction and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed for years by Apex.

In determining whether to approve the New Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Fiera Capital; (2) the investment performance of the Fund and Apex; (3) the cost of the services to be provided and profits to be realized by Fiera Capital and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; (6) possible conflicts of interest; and (7) the likely effects of the Transaction on the Fund and its shareholders. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees who is experienced in investment company and securities law matters.

The nature, extent, and quality of the services to be provided by Fiera Capital. In this regard, the Board reviewed the services being provided by the current portfolio management team to the Fund including, without limitation, the investment advisory services since the Fund’s inception, and their efforts to promote the Fund and assist in its distribution. The Board also considered Fiera Capital’s proposed services to the Fund including, without limitation, Fiera Capital’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; proposed marketing and distribution efforts; and Fiera Capital’s compliance procedures and practices. The Board considered representations by Apex and Fiera Capital that no changes are anticipated in the portfolio management team or investment approach as a result of the Transaction. The Board also noted that the principal at Apex serving as the Fund’s Principal Executive Officer has agreed to continuing serving in such a role without additional compensation. After reviewing the foregoing information and further information regarding Fiera Capital’s business, the Board concluded that the quality, extent, and nature of the services to be provided by Fiera Capital were satisfactory and adequate for the Fund.

The investment management capabilities and experience of Fiera Capital. In this regard, the Board considered the representations by Apex and Fiera Capital that the portfolio management team at Apex providing investment management services to the Fund is expected to remain at Fiera Capital and will continue providing the same management services to the Fund after the closing of the Transaction. The Board also considered the investment management experience of other personnel at Fiera Capital. After consideration of these and other factors, the Board determined that Fiera Capital will have the requisite experience to serve as investment adviser for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of Apex’s management with the Fund’s investment objective and policies and representations by Apex and Fiera Capital that no anticipated changes to the Fund’s portfolio management team is expect as a result of the Transaction. The Board noted that while relative to its peer group and funds of similar size and structure in the Fund’s Morningstar category (Mid Cap Growth, True No Load, $100 million to $500 million), the Fund had underperformed the peer groups’ and the Morningstar category’s average and median for the one and three year periods, the Fund’s portfolio management team had provided a reasonable explanation for the differences in performance. Following discussion of the investment performance of the Fund, the experience of Fiera Capital and the Fund’s portfolio management team in managing mutual funds, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services to be provided and profits to be realized by Fiera Capital and its affiliates from its relationship with the Fund. In analyzing the cost of services and potential profitability of Fiera Capital from its relationship with the Fund, the Board considered that the Transaction would result in no changes to the advisory fee charged to the Fund under the New Advisory Agreement and that the Fund would pay the same advisory fee it currently pays under the existing investment advisory agreement.  Further, the Board noted that Fiera Capital has agreed to a New ELA substantially similar to the existing expense limitation agreement with Apex and Fiera Capital’s commitment to continue the New ELA for the Fund until at least October 1, 2017. The Board also considered Fiera Capital’s proposed staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, Fiera Capital’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to Fiera Capital’s other clients that may be similar to the Fund.

The Board also considered potential benefits for Fiera Capital in managing the Fund, including promotion of Fiera Capital’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio under the proposed New Advisory Agreement and New ELA with Fiera Capital to the average advisory fees and average expense ratios for its peer group and Morningstar category. The Board further noted that the proposed Fund’s overall annual expense ratio of 1.05% is lower than the Morningstar category’s average expense ratio, but higher than the category’s median expense ratio and was higher than its peer group’s average and median expense ratio. The Board also compared the fees paid by the Fund to the fees paid by other clients of Fiera Capital, and considered the similarities and differences of services received by such other clients as compared to the service provided to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee to be paid to Fiera Capital and expense cap under the New ELA with Fiera Capital is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Fiera Capital involve both the advisory fee and the New ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund will continue to experience benefits from the New ELA until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s proposed fee arrangements with Fiera Capital would provide benefits for the next two years, and the Board could review the arrangements going forward as necessary. After further discussion, the Board concluded the Fund’s arrangements with Fiera Capital were fair and reasonable in relationship to the nature and quality of services to be provided by Fiera Capital.

Brokerage and portfolio transactions. In this regard, the Board considered Fiera Capital’s policies and procedures as it relates to seeking best execution for its clients. The Board also considered the historical portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Fiera Capital; and the extent to which the Fund’s trades may be allocated to soft-dollar arrangements. After further review and discussion, the Board determined that Fiera Capital’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel to be assigned to the Fund, Fiera Capital’s process for allocating trades among its different clients, and the substance and administration of Fiera Capital’s code of ethics. The Board also considered Fiera Capital’s other clients, including clients that may have similar types of investment objectives and strategies as the Fund. Following further consideration and discussion, the Board determined that Fiera Capital’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board also noted (i) that Apex and Fiera Capital represented that the Transaction is not expected to materially affect the Fund’s operations or the level or quality of advisory services provided to the Fund; (ii) that Apex and Fiera Capital represented that the same portfolio management personnel who currently provide services to the Fund will continue to do so upon the closing of the Transaction; (iii) the commitment of Fiera Capital to continue to pay or reimburse the Fund for the expenses as provided in the New ELA; (iv) Fiera Capital’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including, with limitation, the cost of preparing the Proxy Statement; and (v) that based upon the representations from Fiera Capital, the Fund is not expected to be subject to any “unfair burden” as a result of the Transaction within the meaning of Section 15(f) under the Investment Company Act.

The Board also determined that the scope, quality, and nature of services to be provided by Fiera Capital and the fees to be paid to Fiera Capital under the New Advisory Agreement will be substantially identical to the services and fees under the Original Advisory Agreement with Apex. Following its consideration of all of the foregoing, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on [_____________], 2016 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were [_______________] shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker-dealer or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially [___]% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

[5% shareholders information to be added]

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45146.

Investment Advisor. Fiera Capital serves as the investment adviser to the Fund under the Interim Advisory Agreement. The address of Fiera Capital is 375 Park Avenue, 8th Floor, New York, New York 10152.

The following list includes the name, address and principal occupation of the principal executive officer and each director of Fiera Capital:

Name	Position	Principal Occupation
Nitin N. Kumbhani	Vice Chairman and Chief of Growth Equity Strategies, Fiera Capital Inc.	Portfolio Manager
[additional information to be added]

The address for each of the aforementioned persons is 375 Park Avenue, 8th Floor, New York, New York 10152.

Nitin N. Kumbhani, Vice Chairman and Chief of Growth Equity Strategies at Fiera Capital, serves as the Principal Executive Officer of the Fund.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports.  The Fund will furnish, without charge, a copy of its most recent Annual Report and most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. To request the Annual or Semi-Annual Report, please call us toll free at 1-888-575-4800, or write to Bo J. Howell, Secretary, Ultimus Managers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Fund’s Annual and Semi-Annual Reports are available for download at www.apexcmfund.com.

OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Bo J. Howell, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at the shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Ultimus Managers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or call the Fund toll-free at 1-888-575-4800 or email the Fund at [______________].

By Order of the Board of Trustees,

Bo J. Howell
Secretary

Date: August [__], 2016

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:   FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

 This Investment Advisory Agreement (the “Agreement”) is made and entered into effective as of ______, 2016, by and between Ultimus Managers Trust, an Ohio business trust (the “Trust”) on behalf of each series of the Trust set forth on Schedule A attached hereto (individually the “Fund” and collectively the “Funds”), a series of shares of the Trust, and Fiera Capital Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio, including, the Fund; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Fund, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services; and

WHEREAS, the Adviser is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management and is willing to furnish such services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.  Employment of the Adviser.  The Trust hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in Section 2 of this Agreement subject to the oversight of the Board of Trustees of the Trust (“Trustees”) and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

 2.  Obligations of Investment Adviser

(a)  Services.  The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1) manage the investment and reinvestment of the assets of the Fund;

1

(2) continuously review, supervise, and administer the investment program of the Fund;

(3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)	provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain;

(5) render regular reports to the Trust’s Trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities; and

(6) perform such other services as agreed by the Adviser and the Trust from time to time.

The Adviser shall discharge the foregoing responsibilities subject to the oversight of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including affiliates of the Adviser and their personnel and other resources.

 (b)        Expenses and Personnel.  The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)         Books and Records.  All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

 3.   Fund Transactions.  The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors.  The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Adviser will promptly communicate to the Trustees and the officers of the Trust such information relating to portfolio transactions as they may reasonably request.

2

4.  Compensation of the Adviser.  As compensation for the services that the Adviser is to provide or cause to be provided pursuant to Section 2 of this Agreement, the Fund shall pay to the Adviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.  If the Adviser shall so request in writing, with the approval of the Trustees, some or all of such fee shall be paid directly to a sub-adviser.  The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

 5.  Status of Investment Adviser.  The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

 6.  Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

7.  Limits of Liability; Indemnification.  The Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion therein.  The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust, a copy of which is on file with the Secretary of the State of Ohio.  Notice is hereby given that this instrument is executed on behalf of the Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust (or if the matter relates only to a particular Fund, that Fund), and the Adviser shall look only to the assets of the Trust, or the particular Fund, for the satisfaction of such obligations or any liability arising in connection therewith, and no other series of the Trust shall incur any liability or obligation in connection therewith.

3

8.  Term.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees  who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)
the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder);

(c)	the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)	the terms of Section 7 of this Agreement shall survive the termination of this Agreement.

 9.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

 10. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Ohio without regard to the principles of the conflict of laws or the choice of laws.

 11.  Representations and Warranties.

(a)  Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

4

(b)  Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Ohio and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the 1940 Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

 12. Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund or Funds named herein individually and not jointly.  Notwithstanding anything to the contrary in this Agreement, (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

 13. Compliance Procedures.  The Adviser will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

 14. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15. Notice.  Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Ultimus Managers Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: David R. Carson, or to such other address or to such individual as shall be so specified by the Trust to the Adviser.  Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Fiera Capital Inc. at 10050 Innovations Drive, Suite 120, Miamisburg, Ohio 45342, Attention: Michael D. Kalbfleisch, or at such other address or to such individual as shall be so specified by the Adviser to the Trust.  Notices shall be deemed received when delivered in person or within four (4) days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by overnight mail or overnight courier, addressed as stated above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

5

ULTIMUS MANAGERS TRUST, on behalf of the Funds listed on Schedule A, individually and not jointly		FIERA CAPITAL INC.
By:		By:
Name: Title:	Robert G. Dorsey President	Name: Title:	Stephen A. McShea General Counsel and Chief Compliance Officer

6

SCHEDULE A
TO

INVESTMENT ADVISORY AGREEMENT
BETWEEN
ULTIMUS MANAGERS TRUST
AND
FIERA CAPITAL INC.

Name of Fund	Fee*
APEXcm Small/Mid-Cap Growth Fund	1.00%

*	As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

7

EXHIBIT B:   NEW EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT
FOR ULTIMUS MANAGERS TRUST

THIS AGREEMENT, dated as of  June 1, 2016, is made and entered into by and between the Ultimus Managers Trust, an Ohio business trust (the “Trust”), on behalf of the series of the Trust set forth on Schedule A attached hereto (individually a “Fund” and collectively the “Funds”), and Fiera Capital Inc. (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Trust and the Adviser’s predecessor in interest entered into that certain First Amended Expense Limitation Agreement, dated April 21, 2014, under which the Adviser agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Trust and the Adviser wish to extend the term of the Expense Limitation Agreement; and

WHEREAS, the Fund may, from time to time, invest in affiliated or unaffiliated money market funds or other investment companies such as exchange-traded funds (“ETFs”), such underlying investments collectively referred to herein as “Acquired Funds”;

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1. The Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund, during the period ending October 1, 2017, to the extent necessary to limit the total operating expenses of each class of shares of each Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), to the amount of the “Maximum Operating Expense Limit” applicable to the Fund on the attached Schedule A.

2. The Fund agrees to pay to the Adviser the amount of fees (including any amounts foregone through limitation or reimbursed pursuant to Section 1 hereof) that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement or which have been reimbursed in accordance with Section 1 (the “Deferred Fees”), subject to the limitations provided in this Section.  Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the “Maximum Operating Expense Limit” for each respective class of shares of the Fund, as set forth on Schedule A.  Furthermore, the amount of Deferred Fees paid by a Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business)  do not exceed the above-referenced “Maximum Operating Expense Limit” for the Fund.

1

Deferred Fees with respect to any fiscal year of a Fund shall not be payable by the Fund to the extent that the amounts payable by the Fund pursuant to the preceding paragraph during the period ending three years after the end of such fiscal year are not sufficient to pay such Deferred Fees.  Notwithstanding anything to the contrary in this Agreement, in no event will a Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Trust.

3. This Agreement with respect to each Fund shall continue in effect until October 1, 2017 and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”).  Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. Any termination pursuant to this paragraph 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.  This Agreement will terminate automatically as to a Fund if the Advisory Agreement to the Fund is terminated.

4. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

2

Notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ULTIMUS MANAGERS TRUST		FIERA CAPITAL INC.
By:		By:

Name:	David R. Carson	Name:	Stephen A. McShea

Title:	President	Title:	General Counsel and Chief Compliance Officer

3

SCHEDULE A

to

EXPENSE LIMITATION AGREEMENT
FOR ULTIMUS MANAGERS TRUST

OPERATING EXPENSE LIMITS

Fund Name	Maximum Operating Expense Limit*
APEXcm Small/Mid-Cap Growth Fund	1.05%

*
Expressed as a percentage of a Fund’s average daily net assets.  This amount is exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business.

4